EXHIBIT 99.5
                                 ------------

                       The Corridor Floor Confirmation

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                                        [BANK OF AMERICA LOGO]

To: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14

Attn:                      Matthew J Sabino
Telephone:                 212-815-6093
Fax:                       212-815-3986


From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago, Illinois 60606 U.S.A.
Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1) 866 255 1444


DATE:                      29th September 2006

Our Reference No:          4815314  4815313
Reference Name:            Suzanne Buchta
Internal Tracking No:      2970866  2970877

Dear Sir/Madam,

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

         The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms a part of, and is subject to the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the "Agreement"), between the parties hereto. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


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         In this Confirmation "Party A" means Bank of America, N.A. and "Party
B" means The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc.
Alternative Loan Trust 2006-OA14

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


         Notional Amount:                      As per Schedule A attached hereto

         Trade Date:                           27th September 2006

         Effective Date:                       25th December 2006

         Termination Date:                     25th September 2009


         Fixed Amount:

           Fixed Rate Payer:                   Party B

           Fixed Rate Payer Payment Date:      29th September 2006, subject to
                                               adjustment in accordance with
                                               the Following Business Day
                                               Convention.

           Fixed Amount:                       USD 1,042,000.00; Party A hereby
                                               acknowledges that such Fixed
                                               Amount will be paid on behalf of
                                               Party B by Banc of America
                                               Securities LLC


        Floating Amount:

         Floating Rate Payer:                   Party A

         Strike Rate:                           As per Schedule A attached
                                                hereto

         Floor Rate:                            As per Schedule A attached
                                                hereto

         Floating Rate Payer Payment Dates:     Early Payments shall be
                                                applicable - 1 Business Day
                                                prior to each Floating Rate
                                                Payer Period End Date

         Floating Rate Payer Period End Dates:  The 25th of each Month, commencing on 25th January 2007
                                                and ending on the Termination
                                                Date. No Adjustment.



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         Floating Amount:                       The product of (a) the Notional
                                                Amount, (b) Floating Rate Day
                                                Count Fraction and (c) the
                                                Settlement Spread which shall be
                                                calculated in accordance with
                                                the following formula:

                                                If USD-LIBOR-BBA is less than
                                                the Strike Rate for the
                                                applicable Calculation Period,
                                                then Settlement Spread =
                                                (applicable Strike Rate -
                                                USD-LIBOR-BBA) provided,
                                                however, that if USD-LIBOR-BBA
                                                for any Calculation Period is
                                                less than the Floor Rate then
                                                the USD-LIBOR-BBA for such
                                                Calculation Period shall be
                                                deemed to be the Floor Rate.

                                                If 1 Month USD-LIBOR-BBA is
                                                greater than or equal to the
                                                Strike Rate for the applicable
                                                Calculation Period, then
                                                Settlement Spread = Zero.


         Floating Rate for initial              to be determined
         Calculation Period:

         Floating Rate Option:                  USD-LIBOR-BBA

         Designated Maturity:                   1 Month

         Spread:                                None

         Floating Rate Day Count Fraction:      Actual/360

         Averaging:                             Inapplicable

         Reset Dates:                           First day of each Calculation
                                                Period

         Business Days:                         New York


         Calculation Agent:                     Party A


3.       Account Details.

         Party A:
         Name:             Bank of America, N.A. - New York
         ABA #:            026009593
         Attn:             BOFAUS3N
         Name:             Bank of America, N.A.
         City:             Charlotte
         Acct#:            6550219386
         Attn:             Rate Derivative Settlements


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         Attn:             BOFAUS6SGDS

         Party B:The Bank of New York
         New York, NY
         ABA #021-000-018
         GLA #111-565
         For further credit: TAS A/C 501393
         Attention: Matthew J Sabino
         Telephone: 212-815-6093
         Fax: 212-815-3986



4.       Offices.

         The Office of Party A for this Transaction is:  Charlotte, North
                                                         Carolina Please
                                                         send notices to
                                                         fax no. 1-866-255-1444.

         The Office of Party B for this Transaction is:

                                                         New York, NY, United
                                                         States








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                                  SCHEDULE A
                    Our Reference Numbers: 4815314 4815313



   Calculation      Calculation
 Period from and  Period up to but    Notional           Strike          Floor
   including:         excluding:    Amount (USD):         Rate:          Rate:
   ----------         ----------    -------------         -----          -----
   12/25/2006         1/25/2007     892,551,755.75      5.00000%       4.88000%
    1/25/2007         2/25/2007     886,787,398.19      4.91000%       4.79000%
    2/25/2007         3/25/2007     879,468,521.27      4.95000%       4.70000%
    3/25/2007         4/25/2007     870,583,928.31      4.87000%       4.62000%
    4/25/2007         5/25/2007     860,195,644.26      4.85000%       4.55000%
    5/25/2007         6/25/2007     848,253,019.88      4.74000%       4.49000%
    6/25/2007         7/25/2007     834,772,366.48      4.68000%       4.43000%
    7/25/2007         8/25/2007     819,785,919.95      4.64000%       4.39000%
    8/25/2007         9/25/2007     803,326,612.57      4.61000%       4.36000%
    9/25/2007         10/25/2007    782,004,436.19      4.57000%       4.32000%
   10/25/2007         11/25/2007    762,730,742.63      4.55000%       4.30000%
   11/25/2007         12/25/2007    742,216,034.86      4.53000%       4.28000%
   12/25/2007         1/25/2008     720,544,098.15      4.51000%       4.26000%
    1/25/2008         2/25/2008     697,816,655.99      4.49000%       4.24000%
    2/25/2008         3/25/2008     674,145,219.20      4.50000%       4.25000%
    3/25/2008         4/25/2008     646,057,083.72      4.52000%       4.27000%
    4/25/2008         5/25/2008     623,933,521.38      4.53000%       4.28000%
    5/25/2008         6/25/2008     602,574,213.56      4.55000%       4.30000%
    6/25/2008         7/25/2008     581,958,496.38      4.57000%       4.32000%
    7/25/2008         8/25/2008     562,065,545.70      4.59000%       4.34000%
    8/25/2008         9/25/2008     542,868,898.38      4.61000%       4.36000%
    9/25/2008         10/25/2008    519,087,119.62      4.62000%       4.37000%
   10/25/2008         11/25/2008    501,398,077.97      4.64000%       4.39000%
   11/25/2008         12/25/2008    484,341,950.07      4.49000%       4.42000%
   12/25/2008         1/25/2009     467,896,031.93      4.50000%       4.43000%
    1/25/2009         2/25/2009     452,038,439.18      4.53000%       4.46000%
    2/25/2009         3/25/2009     436,751,707.91      4.56000%       4.49000%
    3/25/2009         4/25/2009     411,292,950.53      4.58000%       4.51000%
    4/25/2009         5/25/2009     397,366,031.27      4.61000%       4.54000%
    5/25/2009         6/25/2009     383,939,381.67      4.64000%       4.57000%
    6/25/2009         7/25/2009     370,998,274.31      4.67000%       4.60000%
    7/25/2009         8/25/2009     358,523,605.76      4.70000%       4.63000%
    8/25/2009         9/25/2009     346,498,969.77      4.73000%       4.66000%




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Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

Bank of America, N.A.



By:      /s/ Mary Beth Knight
         ----------------------------------------
         Name:   Mary Beth Knight
         Title:  Asst. Vice President


Confirmed as of the date above:

By: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14



By:      /s/ Courtney Bartholomew
         ----------------------------------------
         Name:  Courtney Bartholomew
         Title  Vice President




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